CONSULTING SERVICES AGREEMENT

This CONSULTING SERVICES AGREEMENT (this “Consulting Agreement”), effective as of the Effective Date (as defined below), is entered into by and between UniTek Global Services, Inc., a Delaware corporation (the “Company”) and C. Scott Hisey (the “Consultant”).  Each of the Company and the Consultant hereinafter may be referred to individually as a “Party” or, collectively, as the “Parties.”

RECITALS

WHEREAS, the Company and the Consultant have mutually agreed to the Consultant’s termination of employment with the Company and its subsidiaries and affiliates pursuant to the terms set forth in the Separation of Employment Agreement and General Release Agreement entered into by and between the Consultant and the Company contemporaneously with this Consulting Agreement (the “Separation Agreement”);

WHEREAS, this Consulting Agreement shall be effective as of the 8th day following the Consultant’s execution of the Separation Agreement (the “Effective Date”), provided the Consultant does not revoke the Separation Agreement within such 8-day period; and

WHEREAS, the Company wishes to retain the services of the Consultant for the purposes set forth herein, and the Consultant wishes to provide such services subject to the terms and conditions of this Consulting Agreement.

  NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and intending to be legally bound hereby, the Parties hereby agree as follows:

1.                            Term.  This Consulting Agreement shall be effective as of the Effective Date and shall continue for a period of 12 months thereafter (the “Initial Term”), unless otherwise terminated by either Party for any reason or no reason, provided that the terminating Party gives the other Party 30 days’ notice of termination in accordance with the requirements of Section 9(c) below.  The Parties agree that within 30 days prior to the end of the Initial Term, they will meet to confer in good faith regarding the terms pursuant to which the Consultant may continue to provide services as a consultant to the Company.  Unless the Company agrees to extend the term of this Consulting Agreement or the Consulting Agreement was terminated earlier by either Party as set forth herein, this Consulting Agreement will terminate upon the expiration of the Initial Term.  The period commencing on the Effective Date and ending on the date on which the Consultant ceases to provide services hereunder is referred to herein as the “Term.”

2.                           Services to be Provided.

(a)                   During the Term, Consultant shall provide contract procurement and advisory services to the Company on an as needed basis, which services shall include, without limitation, services relating to assisting the Company in pursuing Qualified Opportunities, as defined in Section 3(a)(i) below (collectively, the “Services”).  Consultant shall, at the discretion of the Company, provide Services to the Company either remotely or at the Company’s offices.  Consultant agrees to use his best efforts in connection with performing the Services under this Agreement.  Consultant acknowledges and agrees that Consultant does not have the authority to bind the Company with respect to any matters, including the execution of agreements, without the express written consent of the Company.

(b)           The Company and Consultant acknowledge and agree that it is reasonably anticipated that Consultant’s Services hereunder will require Consultant to render Services during the Term at a level that will not exceed 20% of the average level of Consultant’s services as an employee of the Company and its subsidiaries and affiliates over the preceding 36-month period.  The parties acknowledge that, for purposes of section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), Consultant will have undergone a “separation from service,” within the meaning of section 409A of the Code, from the Company upon the date of Consultant’s termination of employment with the Company on January 10, 2012.

3.                          Compensation; No Benefits.

(a)          Compensation.

(i)           During the Term and thereafter for the remaining periods of any Covered Contracts (as defined below) that are in effect on the date of termination or expiration hereof, the Company shall pay the Consultant, as compensation for the Services, cash amounts equal to 1% of any amounts paid to the Company or any of its subsidiaries from time to time for services rendered under Covered Contracts entered into with respect Qualified Opportunities (as defined below), unless otherwise agreed in writing by Consultant and the Company (executed by the Chairman of the Board).  Amounts owed to Consultant hereunder shall be paid within 30 days following the end of the fiscal quarter in which the Company or its applicable subsidiary receives the relevant payments under the Covered Contracts.  As used herein, (i) the term “Covered Contract” means the initial term (i.e., not including any automatic or other renewal thereof) and original scope of work under any services agreement entered into by the Company or any of its subsidiaries with respect to a Qualified Opportunity, unless otherwise agreed in writing by Consultant and the Company (executed by the Chairman of the Board), and (ii) the term “Qualified Opportunity” means any potential customer engagement opportunity for the Company or any of its subsidiaries with respect to which Consultant provides Services hereunder following a written request of Company (executed by the Chairman of the Board) to pursue such opportunity, provided such Services are performed in accordance with the provisions of this Agreement and the written request.  A list of Qualified Opportunities as of the date hereof has been agreed to by the Company and the Consultant, and such list may be amended from time to time hereafter in writing by the Company (executed by the Chairman of the Board) and Consultant to reflect any additions and/or modifications to the compensation arrangements, the Covered Contracts or the Qualified Opportunities.  The parties hereto agree that the Company has no obligation to pursue or enter into any Covered Contract with respect to any Qualified Opportunity, notwithstanding the fact that Consultant may have provided Services in respect thereof.

(ii)           The Company shall reimburse Consultant for all prior approved reasonable expenses agreed upon in writing incurred by the Consultant in connection with the performance of the Services during the Term in accordance with the Company’s expense reimbursement policies.  The Consultant shall submit an itemized statement of his expenses (together with receipts) within five days following the end of each calendar month, and the Company shall pay the Consultant for such expenses within 30 days following the date of each statement.

(b)            No Benefits.  The Consultant is not an employee of the Company and will not be entitled to participate in or receive any benefit or right as a Company employee under any Company employee benefit or executive compensation plan, including, without limitation, employee insurance, pension, savings, medical, health care, fringe benefit, stock option, equity compensation, deferred compensation or bonus plans as a result of entering into this Consulting Agreement.  If for any reason the Consultant’s status is re-characterized by a third party to constitute employee status, the Consultant shall not be eligible to participate in or receive any benefit or right as a Company employee under any Company plan.

4.                             Independent Contractor; Performance. For purposes of this Consulting Agreement and all Services to be provided hereunder, the Consultant shall not be considered a partner, co-venturer, agent, employee or representative of the Company, but shall remain in all respects an independent contractor, and neither party shall have any right or authority to make or undertake any promise, warranty or representation, to execute any contract, or otherwise to assume any obligation or responsibility in the name of or on behalf of the other party.  The Consultant shall direct the means, manner, and method by which he performs the services required by this Consulting Agreement.  The Consultant shall perform all Services in a professional manner, consistent with industry standards and the Company’s goals and ethical standards as communicated to the Consultant by the Company.

5.                            Restrictive Covenants.  The Consultant agrees that the restrictive covenants under Sections 8 and 9 of the Employment Agreement by and between UniTek USA, LLC and Consultant continue to remain in full force and effect in accordance with the terms therein and are hereby incorporated by reference and made a part hereof.

6.                            Section 409A.  To the extent applicable, this Consulting Agreement is intended to comply with section 409A of the Code and its corresponding regulations, or an exemption. Payments under this Consulting Agreement are intended to be exempt from section 409A of the Code under the “short-term deferral” exception, to the maximum extent applicable.  In no event may Consultant directly or indirectly, designate the calendar year of a payment.   All reimbursements and in-kind benefits provided under this Consulting Agreement shall be made or provided in accordance with the requirements of section 409A.

7.                            No Conflicting Agreements; Non-Exclusive Engagement.  The Consultant represents that the Consultant is not a party to any existing agreement that would prevent the Consultant from entering into and performing this Consulting Agreement.  The Consultant shall not enter into any other agreement that is in conflict with the Consultant’s obligations under this Consulting Agreement.  The Company may from time to time engage other persons and entities to act as consultants to the Company and perform services for the Company, and enter into agreements similar to this Consulting Agreement with other persons or entities, in all cases without the necessity of obtaining approval from the Consultant.

8.                            Taxes.  Any and all taxes applicable to any payments made provided by the Company to the Consultant under this Consulting Agreement pursuant to Section 3 above shall be the sole responsibility and liability of the Consultant.  The Consultant shall bear all expense of, and be solely responsible for, all federal, state, and local taxes due with respect to any payment received under this Consulting Agreement.  The Consultant understands and acknowledges that the Company will file whatever instruments are required by law in connection with this Consulting Agreement, including, without limitation, Form 1099 under the Code (or any successor form thereto).

9.                            Miscellaneous Provisions.

(a)           Entire Agreement, Amendment, and Assignment.  Except as otherwise provided in a separate writing between the Consultant and the Company, this Consulting Agreement and the Separation Agreement are the sole agreements between the Consultant and the Company with respect to the Services to be performed hereunder and they supersede all prior agreements and understandings with respect thereto, whether oral or written.  No modification to any provision of this Consulting Agreement shall be binding unless in writing and signed by the Consultant and the Company.  All of the terms and provisions of this Consulting Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, executors, administrators, legal representatives, successors and permitted assigns of the Parties hereto, except that the duties and responsibilities of the Consultant hereunder are of a personal nature and shall not be assignable or delegable in whole or in part by the Consultant.

(b)           Descriptive Headings.  Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provisions of this Consulting Agreement.

(c)           Notices.  All notices or other communications pursuant to this Consulting Agreement shall be in writing and shall be deemed to be sufficient if delivered personally, telecopied, sent by nationally-recognized, overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the Company and the Consultant at the following addresses (or at such other address as shall be specified by like notice):

(i)           if to the Company, to:

UniTek Global Services, Inc.
Attn: General Counsel
Gwynedd Hall
1777 Sentry Park West
Suite 302
Blue Bell, PA 19422

(ii)           if to the Consultant, to the address in the Company’s personnel records.

All such notices and other communications shall be deemed to have been delivered and received (A) in the case of personal delivery, on the date of such delivery, (B) in the case of delivery by telecopy, on the date of such delivery, (C) in the case of delivery by nationally-recognized, overnight courier, on the Business Day following dispatch, and (D) in the case of mailing, on the third Business Day following such mailing.  As used herein, “Business Day” shall mean any day that is not a Saturday, Sunday or a day on which banking institutions in Pennsylvania are not required to be open.

(d)           Counterparts.  This Consulting Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.  This Consulting Agreement may be executed and delivered by facsimile.

(e)           Governing Law.  This Consulting Agreement shall be governed by, construed, and enforced in accordance with the laws of the Commonwealth of Pennsylvania applicable to contracts made and performed wholly therein without regard to rules governing conflicts of law.

(f)           Waiver of Breach.  No delay or omission by a Party to this Consulting Agreement in exercising any right, remedy or power under this Consulting Agreement or existing at law or in equity shall be construed as a waiver thereof, and any such right, remedy or power may be exercised by such Party from time to time and as often as may be deemed expedient or necessary by such Party in its sole discretion.

(g)           Severability.  In the event that any provision of this Consulting Agreement is determined to be partially or wholly invalid, illegal or unenforceable in any jurisdiction, then such provision shall, as to  such jurisdiction, be modified or restricted to the extent necessary to make such provision valid, binding and enforceable, or if such provision cannot be modified or restricted, then such provision shall, as to such jurisdiction, be deemed to be excised from this Consulting Agreement; provided, however, that the binding effect and enforceability of the remaining provisions of this Consulting Agreement, to the extent the economic benefits conferred upon the Parties hereto by virtue of this Consulting Agreement remain substantially unimpaired, shall not be affected or impaired in any manner, and any such invalidity, illegality or unenforceability with respect to such provisions shall not invalidate or render unenforceable such provision in any other jurisdiction.

(h)           Survival.  The respective rights and obligations of the Parties hereunder shall survive the termination of this Consulting Agreement to the extent necessary to the intended preservation of such rights and obligations.

(i)           Jurisdiction.  Each of the Parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any Pennsylvania state court or federal court of the United States of America sitting in the Commonwealth of Pennsylvania, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Consulting Agreement or any related agreement or for recognition or enforcement of any judgment.  Each of the Parties hereto hereby irrevocably and unconditionally agrees that jurisdiction and venue in such courts would be proper, and hereby waive any objection that such courts are an improper or inconvenient forum.  Each of the Parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Each of the Parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Consulting Agreement or any related agreement in any Pennsylvania state or federal court.  Each of the Parties hereto irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(j)           WAIVER OF JURY TRIAL.

(i)           WAIVER.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS CONSULTING AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS CONSULTING AGREEMENT OR THE EMPLOYMENT RELATIONSHIP CONTEMPLATED HEREBY.

(ii)           CERTIFICATION.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) SUCH PARTY MAKES SUCH WAIVER VOLUNTARILY AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS CONSULTING AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SUBSECTION (J).

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have duly executed this Consulting Agreement as of the date first above written.

UNITEK GLOBAL SERVICES, INC.

By:	/s/ Michael F. O'Donnell
Name: Michael F. O'Donnell
Title: Non- Executive Chairman of the Board

CONSULTANT
/s/ C. Scott Hisey
C. Scott Hisey